                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1998, (98-6), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 16, 1998 to August 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of August, 1998.

                                        GREEN TREE FINANCIAL CORP.




                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.64875%, 5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                         REMITTANCE DATE 9/01/98


                                                                                   Total $      Per $1,000
                                                                                   Amount        Original
                                                                                --------------  ------------
CLASS A CERTIFICATES
---------------------------------------------------------------------------
(1a)  Amount available( including Monthly Servicing Fee)                         10,315,653.61
                                                                                --------------

 (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                      0.00
                                                                                --------------

 (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
      Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
      Remittance Date                                                            10,315,653.61
                                                                                --------------

 (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                   0.00
                                                                                --------------

A.    Interest
      (2) Aggregate  interest
          a. Class A-1 Remittance Rate (5.64875%)                                      5.64875%
                                                                                --------------
          b. Class A-1 Interest                                                     104,344.97    2.98128486
                                                                                --------------  ------------

          c. Class A-2 Remittance Rate (5.99%)                                            5.91%
                                                                                --------------
          d. Class A-2 Interest                                                     289,590.00    2.95500000
                                                                                --------------  ------------

          e. Class A-3 Remittance Rate (5.93%)                                            5.93%
                                                                                --------------
          f. Class A-3 Interest                                                     148,250.00    2.96500000
                                                                                --------------  ------------

          g. Class A-4 Remittance Rate (5.98%)                                            5.98%
                                                                                --------------
          h. Class A-4 Interest                                                     308,568.00    2.99000000
                                                                                --------------  ------------

          i. Class A-5 Remittance Rate (6.06%)                                            6.06%
                                                                                --------------
          j. Class A-5 Interest                                                     327,543.00    3.03000000
                                                                                --------------  ------------

          k. Class A-6 Remittance Rate 6.27%, (unless
             the Weighted Average Contract Rate is
             less than 6.27%)                                                             6.27%
                                                                                --------------
          l. Class A-6 Interest                                                     229,482.00    3.13500000
                                                                                --------------  ------------

          m. Class A-7 Remittance Rate 6.45%, (unless
             the Weighted Average Contract Rate is
             less than 6.45%)                                                             6.45%
                                                                                --------------
          n. Class A-7 Interest                                                     305,407.50    3.22500000
                                                                                --------------  ------------

                                                                                          6.66%
                                                                                --------------
          p. Class A-8 Interest                                                     378,954.00    3.33000000
                                                                                --------------  ------------

      (3) Amount applied to:
          a. Unpaid Class A Interest Shortfall                                            0.00             0
                                                                                --------------  ------------

      (4) Remaining:
          a. Unpaid Class A Interest Shortfall                                            0.00             0
                                                                                --------------  ------------

B.   Principal
      (5) Formula Principal Distribution  Amount                                  7,417,241.99           N/A
                                                                                --------------  ------------
          a. Scheduled Principal                                                    524,058.54           N/A
                                                                                --------------  ------------
          b. Principal Prepayments                                                4,683,657.44           N/A
                                                                                --------------  ------------
          c. Liquidated Contracts                                                         0.00           N/A
                                                                                --------------  ------------
          d. Repurchases                                                                  0.00           N/A
                                                                                --------------  ------------
          e. Current Month Advanced Principal                                     2,209,526.01           N/A
                                                                                --------------  ------------
          f. Prior Month Advanced Principal                                               0.00           N/A
                                                                                --------------  ------------

      (6) Pool Scheduled Principal Balance                                      794,792,284.02
                                                                                --------------
     (6b) Adjusted Pool Principal Balance                                       792,582,758.01  990.72846933
                                                                                --------------  ------------
     (6c) Pool Factor                                                               0.99072847
                                                                                --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.64875%, 5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 2

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                         REMITTANCE DATE 9/01/98


    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                         0.00
                                                                --------------

    (8)  Class A Percentage for such Remittance Date                     93.50%
                                                                --------------

    (9)  Class A Percentage for the following  Remittance Date           93.44%
                                                                --------------

    (10) Class A  Principal Distribution:
         a. Class A-1                                             7,417,241.99   211.92119971
                                                                --------------  -------------
         b. Class A-2                                                     0.00     0.00000000
                                                                --------------  -------------
         c. Class A-3                                                     0.00     0.00000000
                                                                --------------  -------------
         d. Class A-4                                                     0.00     0.00000000
                                                                --------------  -------------
         e. Class A-5                                                     0.00     0.00000000
                                                                --------------  -------------
         g. Class A-6                                                     0.00     0.00000000
                                                                --------------  -------------
         h. Class A-7                                                     0.00     0.00000000
                                                                --------------  -------------
         i.  Class A-8                                                    0.00     0.00000000
                                                                --------------  -------------


    (11) Class A-1 Principal Balance                             27,582,758.01   788.07880029
                                                                --------------  -------------
   (11a) Class A-1 Pool Factor                                      0.78807880
                                                                --------------

    (12) Class A-2 Principal Balance                             98,000,000.00   1000.0000000
                                                                --------------  -------------
   (12a) Class A-2 Pool Factor                                      1.00000000
                                                                --------------

    (13) Class A-3 Principal Balance                             50,000,000.00   1000.0000000
                                                                --------------  -------------
   (13a) Class A-3 Pool Factor                                      1.00000000
                                                                --------------

    (14) Class A-4 Principal Balance                            103,200,000.00   1000.0000000
                                                                --------------  -------------
   (14a) Class A-4 Pool Factor                                      1.00000000
                                                                --------------

    (15) Class A-5 Principal Balance                            108,100,000.00   1000.0000000
                                                                --------------  -------------
   (15a) Class A-5 Pool Factor                                      1.00000000
                                                                --------------

    (16) Class A-6 Principal Balance                             73,200,000.00   1000.0000000
                                                                --------------  -------------
   (16a) Class A-6 Pool Factor                                      1.00000000
                                                                --------------

    (17) Class A-7 Principal Balance                             94,700,000.00   1000.0000000
                                                                --------------  -------------
   (17a) Class A-7 Pool Factor                                      1.00000000
                                                                --------------

    (18) Class A-8 Principal Balance                            113,800,000.00   1000.0000000
                                                                --------------  -------------
   (18a) Class A-8 Pool Factor                                      1.00000000
                                                                --------------

    (19) Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                        0.00
                                                                --------------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (20) 31-59 days                                                 131,468.00              2
                                                                --------------  -------------

    (21) 60 days or more                                                  0.00              0
                                                                --------------  -------------

    (22) Current Month Repossessions                                      0.00              0
                                                                --------------  -------------

    (23) Repossession Inventory                                           0.00              0
                                                                --------------  -------------



Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.64875%, 5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 3

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                         REMITTANCE DATE 9/01/98


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2002.)

(24) Average Sixty - Day Delinquency Ratio Test

     (a) Sixty - Day Delinquency Ratio for current Remittance Date                    0.00%
                                                                                    ------

     (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 4.0%)                                                            0%
                                                                                    ------

(25) Average Thirty - Day Delinquency Ratio  Test

     (a) Thirty - Day Delinquency Ratio for current Remittance Date                   0.02%
                                                                                    ------

     (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 6.0%)                                                         0.00%
                                                                                    ------

(26) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from August 1, 2001 to July 31, 2002;
         6.5% from August 1 2002 to July 31, 2003; 8.5% from August 1,
         2003, to July 31, 2004 and 9.5% thereafter)                                  0.00
                                                                                    ------

(27) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                          0.00
                                                                                    ------

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances
         for third preceding Remittance and for current Remittance
         Date; may not exceed 2.5%)                                                   0.00%
                                                                                    ------

(28) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date
         is greater than 23.25%                                                      13.50%
                                                                                    ------

(29) Class M-2 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date
         is greater than 12.75%                                                       8.50%
                                                                                    ------

(30) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current
         Remittance Date) as of such Remittance date is greater than $16,000,000.00   0.00
                                                                                    ------

     (b) Class B Principal Balance (before distributions on current
         Remittance Date) divided by pool Scheduled Principal Balance
         as of preceding Remittance Date is equal to or greater than 9.75%.           6.50%
                                                                                    ------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 4

                                                  CUSIP NO.#393505-K35, K43, K50
                                                        TRUST ACCOUNT #3336743-0
                                                         REMITTANCE DATE 9/01/98

                                                                      Total $      Per $1,000
                                                                      Amount        Original
                                                                  --------------  -------------
CLASS M-1 CERTIFICATES
----------------------

(31) Amount available( including Monthly Servicing Fee)               806,272.15
                                                                  --------------
A.   Interest
     (32) Aggregate  interest

          (a) Class M-1 Remittance Rate 6.63%, unless the
          Weighted Average Contract Rate is less than 6.63%)                6.63%
                                                                  --------------

          (b) Class M-1 Interest                                      185,640.00     3.31500000
                                                                  --------------  -------------

          (c) Interest on Class M-1 Adjusted Principal Balance              0.00
                                                                  --------------

     (33) Amount applied to Class M-1 Interest Deficiency Amount            0.00
                                                                  --------------

     (34) Remaining unpaid Class M-1 Interest Deficiency Amount             0.00
                                                                  --------------

     (35) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                            0.00              0
                                                                  --------------  -------------

     (36) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                            0.00              0
                                                                  --------------  -------------

B.   Principal
     (37) Formula Principal Distribution  Amount                            0.00            N/A
                                                                  --------------  -------------
          a. Scheduled Principal                                            0.00            N/A
                                                                  --------------  -------------
          b. Principal Prepayments                                          0.00            N/A
                                                                  --------------  -------------
          c. Liquidated Contracts                                           0.00            N/A
                                                                  --------------  -------------
          d. Repurchases                                                    0.00            N/A
                                                                  --------------  -------------

     (38) Class M-1 Principal Balance                              56,000,000.00  1000.00000000
                                                                  --------------  -------------
    (38a) Class M-1 Pool Factor                                       1.00000000
                                                                  --------------

     (39) Class M-1 Percentage for such Remittance Date                     0.00%
                                                                  --------------

     (40) Class M-1  Principal Distribution:
          a. Class M-1 (current)                                            0.00    0.00000000
                                                                  --------------  -------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                       0.00
                                                                  --------------

     (41) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                        0.00
                                                                  --------------

     (42) Class M-1 Percentage for the following Remittance Date            0.00%
                                                                  --------------

     (43) Class M-1 Liquidation Loss Interest
          (a) Class M-1 Liquidation Loss Amount                             0.00
                                                                  --------------

          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                              0.00
                                                                  --------------

          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                               0.00
                                                                  --------------

          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                       0.00
                                                                  --------------

          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                          0.00
                                                                  --------------

     *Subject to a maximum rate equal to the Weighted Average Cont

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                             CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 5

                                                  CUSIP NO.#393505-K35, K43, K50
                                                        TRUST ACCOUNT #3336743-0
                                                         REMITTANCE DATE 9/01/98

                                                                               Total $        Per $1,000
                                                                                Amount         Original
                                                                             -------------   -------------
CLASS M-2 CERTIFICATES
----------------------
(44) Amount available( including Monthly Servicing Fee)                         620,632.15
                                                                             -------------
A.   Interest
     (45) Aggregate interest

          (a) Class M-2 Remittance Rate 6.80%, unless the
          Weighted Average Contract Rate is less than 6.80%)                          6.80%
                                                                             -------------

          (b) Class M-2 Interest                                                 54,400.00      3.40000000
                                                                             -------------   -------------

          (c) Interest on Class M-2 Adjusted Principal Balance                        0.00
                                                                             -------------

     (46) Amount applied to Class M-2 Interest Deficiency Amount                      0.00
                                                                             -------------

     (47) Remaining unpaid Class M-2 Interest Deficiency Amount                       0.00
                                                                             -------------

     (48) Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                      0.00               0
                                                                             -------------   -------------

    (49)  Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                      0.00               0
                                                                             -------------   -------------

B.   Principal
    (50)  Formula Principal Distribution  Amount                                      0.00             N/A
                                                                             -------------   -------------
          a. Scheduled Principal                                                      0.00             N/A
                                                                             -------------   -------------
          b. Principal Prepayments                                                    0.00             N/A
                                                                             -------------   -------------
          c. Liquidated Contracts                                                     0.00             N/A
                                                                             -------------   -------------
          d. Repurchases                                                              0.00             N/A
                                                                             -------------   -------------

    (51)  Class M-2 Principal Balance                                        16,000,000.00   1000.00000000
                                                                             -------------   -------------
   (51a)  Class M-2 Pool Factor                                                 1.00000000
                                                                             -------------

    (52)  Class M-2 Percentage for such Remittance Date                               0.00%
                                                                             -------------

    (53)  Class M-2  Principal Distribution:
          a. Class M-2 (current)                                                      0.00      0.00000000
                                                                             -------------   -------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                 0.00
                                                                             -------------

    (54)  Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                  0.00
                                                                             -------------

    (55)  Class M-2 Percentage for the following Remittance Date                      0.00%
                                                                             -------------

    (56)  Class M-2 Liquidation Loss Interest
          (a) Class M-2 Liquidation Loss Amount                                       0.00
                                                                             -------------

          (b) Amount applied to Class M-2
              Liquidation Loss Interest Amount                                        0.00
                                                                             -------------

          (c) Remaining Class M-2 Liquidation Loss
              Interest Amount                                                         0.00
                                                                             -------------

          (d) Amount applied to Unpaid Class M-2
              Loss Interest Shortfall                                                 0.00
                                                                             -------------

          (e) Remaining Unpaid Class M-2
              Liquidation Loss Interest Shortfalls                                    0.00
                                                                             -------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                      Aug-98

                                                 CUSIP NO. #393505-K35, K43, K50
                                                         REMITTANCE DATE 9/01/98

CLASS BI CERTIFICATES
---------------------
                                                                                         Total $      Per $1,000
                                                                                         Amount        Original
                                                                                      -------------   ----------
    (1)   Amount  Available less the Class A
          Distribution Amount  and Class M-1 Distribution
          Amount (including Monthly Servicing Fee)                                       566,232.15
                                                                                      -------------

    (3)   Class B-1 Remittance Rate  (7.14%
          unless Weighted Average Contract Rate
          is below 7.14%)                                                                      7.14%
                                                                                      -------------

    (3)   Aggregate Class B1 Interest                                                     85,680.00   3.57000000
                                                                                      -------------   ----------

    (4)   Amount applied to Unpaid
          Class B1 Interest Shortfall                                                          0.00         0.00
                                                                                      -------------   ----------

    (5)   Remaining Unpaid Class B1
          Interest Shortfall                                                                   0.00         0.00
                                                                                      -------------   ----------

    (6)   Amount applied to Class B-1
          Interest Deficiency Amount                                                           0.00
                                                                                      -------------

    (7)   Remaining Unpaid Class B-1
          Interest Deficiency Amount                                                           0.00
                                                                                      -------------

    (8)   Unpaid Class B-1 Principal Shortfall
          (if any) following prior Remittance Date                                             0.00
                                                                                      -------------

    (8a)  Class B Percentage for such Remittance Date                                          0.00
                                                                                      -------------

    (9)   Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                                 0.00   0.00000000
                                                                                      -------------   ----------

    (10a) Class B1 Principal Shortfall                                                         0.00
                                                                                      -------------

    (10b) Unpaid Class B1 Principal Shortfall                                                  0.00
                                                                                      -------------

    (11)  Class B Principal Balance                                                   52,000,000.00
                                                                                      -------------

    (12)  Class B1 Principal Balance                                                  24,000,000.00
                                                                                      -------------
    (12a) Class B1 Pool Factor                                                           1.00000000
                                                                                      -------------

    (13)  Class B-1 Liquidation Loss Interest
          (a) Class B-1 Liquidation Loss Amount                                                0.00
                                                                                      -------------

          (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                      -------------

          (c) Remaining Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                      -------------

          (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                                      -------------

          (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                      -------------



                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                    Aug-98
                                    PAGE 2

                                                 CUSIP NO. #393505-K35, K43, K50
                                                         REMITTANCE DATE 9/01/98


                                                                                Total $      Per $1,000
CLASS B2 CERTIFICATES                                                           Amount        Original
---------------------                                                        -------------   ----------
    (14)  Remaining Amount Available                                            480,552.15
                                                                             -------------

    (15)  Class B-2 Remittance Rate ( 7.92%
          unless Weighted Average Contract
          Rate is less than 7.92%)                                                    7.92%
                                                                             -------------

    (16)  Aggregate Class B2 Interest                                           110,880.00   3.96000000
                                                                             -------------   ----------

    (17)  Amount applied to Unpaid
          Class B2 Interest Shortfall                                                 0.00         0.00
                                                                             -------------   ----------

    (18)  Remaining Unpaid Class B2
          Interest Shortfall                                                          0.00         0.00
                                                                             -------------   ----------

    (19)  Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                    0.00
                                                                             -------------

    (20)  Class B2 Principal Liquidation Loss Amount                                  0.00
                                                                             -------------

    (21)  Class B2 Principal (zero until class B1 paid down:
          thereafter, Class B Percentage
          of formula Principal Distribution Amount)                                   0.00   0.00000000
                                                                             -------------   ----------

    (22)  Guarantee Payment                                                           0.00
                                                                             -------------

    (23)  Class B2 Principal Balance                                         28,000,000.00
                                                                             -------------
    (23a) Class B2 Pool Factor                                                  1.00000000
                                                                             -------------

    (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or
          Green Tree Financial Servicing Corporation is not the
          Servicer; deducted from funds remaining after payment of
          Class A Distribution Amount, Class M-1 Distribution
          Amount, Class B-1 Distribution Amount and Class B-2  Distribution
          Amount, if the Company or Green Tree Financial Servicing Corp.
          is the Servicer)                                                      333,333.33
                                                                             -------------

    (25)  Class B-3I Guarantee Fee                                               36,338.82
                                                                             -------------

    (26)  Class B-3I Distribution Amount                                              0.00
                                                                             -------------

    (27)  Class B-3I Formula Distribution Amount (all Excess
          Interest plus Unpaid Class B-3I Shortfall)                                  0.00
                                                                             -------------

    (28)  Class B-3I Distribution Amount (remaining Amount Available)                 0.00
                                                                             -------------

    (29)  Class B-3I Shortfall (26-27)                                                0.00
                                                                             -------------

    (30)  Unpaid Class B-3I Shortfall                                                 0.00
                                                                             -------------

    (31)  Class M-1 Interest Deficiency on such Remittance Date                       0.00
                                                                             -------------

    (32)  Class B-1 Interest Deficiency on such Remittance Date                       0.00
                                                                             -------------

    (33)  Repossessed Contracts                                                       0.00
                                                                             -------------
    (34)  Repossessed Contracts Remaining in Inventory                                0.00
                                                                             -------------

    (35)  Weighted Average Contract Rate                                           9.55408
                                                                             -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.